SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

Date of Report:  March 20, 1998


                             HEALTHSOUTH Corporation
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                      1-10315                63-0860407
       ------------------              ------------           ----------------
         (State or Other                (Commission           (I.R.S. Employer
  Jurisdiction of Incorporation        File Number)          Identification No.)
        or Organization)

     One HEALTHSOUTH Parkway
       Birmingham, Alabama                                          35243
---------------------------------                               -------------
      (Address of Principal                                      (Zip Code)
       Executive Offices)

 Registrant's Telephone Number,                                (205) 967-7116
      Including Area Code:


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  (4)-2 Subordinated Indenture, dated March 20, 1998, between HEALTHSOUTH Corporation and The Bank of Nova Scotia Trust Company of New York, as Trustee, filed as Exhibit (4)-2 to the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1997, is hereby incorporated by reference.

                  (4)-3 Officer's  Certificate pursuant to Sections 2.3 and 11.5 of the Subordinated Indenture, dated March 20, 1998, between HEALTHSOUTH Corporation and The Bank of Nova Scotia Trust Company of New York, as Trustee, relating to the Company's 3.25% Convertible Subordinated Debentures due 2003, filed as Exhibit (4)-3 to the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1997, is hereby incorporated by reference.

                  (4)-4 Registration Rights Agreement, dated March 17, 1998, among HEALTHSOUTH Corporation and Smith Barney Inc., Bear, Stearns & Co. Inc., Cowen & Company, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and PaineWebber Inc., relating to the Company's 3.25% Convertible Subordinated Debentures due 2003, filed as Exhibit (4)-4 to the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1997, is hereby incorporated by reference.

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS

         On March 20, 1998, HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), consummated the sale in a private placement of $500,000,000 aggregate principal amount of 3.25% Convertible Subordinated Debentures due 2003 (the "Debentures").

         The Debentures are convertible into Common Stock, par value $.01 per share, of the Company ("Common Stock") at an initial conversion price of $36.625 per share. The Debentures are redeemable, in whole or in part, at the option of the Company on or after April 5, 2001 at the following redemption prices (expressed as percentages of principal amount) plus accrued interest if redeemed during the 12-month period beginning on April 1 of the year (April 5, in the case of 2001) set forth below:

                              Year                     Percentage
                              ----                     ----------
                              2001                       101.30%
                              2002                       100.65%

No sinking fund is provided for the Debentures.

         If a "Change in Control" (as defined in the Indenture covering the Debentures) of the Company were to occur, each holder of Debentures would be entitled to require the Company to purchase its Debentures, in whole or in part, at a purchase price equal to 100% of the principal amount thereof, together with accrued but unpaid interest thereon to the date of purchase.


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         The payment of the  principal of and  premium,  if any, and interest on the Debentures will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full of all "Senior Indebtedness" (as defined in the Indenture covering the Debentures) of the Company and effectively subordinated in right of payment to the prior payment in full of all indebtedness and other liabilities of the Company's subsidiaries. The Indenture does not restrict the Company's ability to incur Senior Indebtedness.

         The Debentures were sold by the Company to Smith Barney Inc.; Bear, Stearns & Co. Inc.; Cowen & Company; Credit Suisse First Boston Corporation; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; NationsBanc Montgomery Securities LLC; and Paine Webber Incorporated, as initial purchasers (together, the "Initial Purchasers"), in reliance on the exemption set forth in
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Purchase Agreement between the Company and the Initial Purchasers dated March 17, 1998. The Company granted to the Initial Purchasers a 30-day option to purchase an additional $75,000,000 aggregate principal amount of Debentures to cover over-allotments, if any. On March 31, 1998, the Company consummated the sale of $67,750,000 aggregate principal amount of the Debentures pursuant to the exercise of the Initial Purchasers' over-allotment option. The consideration received by the Initial Purchasers was 1.75% of the aggregate offering price, or $9,935,625.

         The Company has been advised that the Initial Purchasers subsequently resold the Debentures in the United States to "qualified institutional buyers" in reliance on Rule 144A under the Securities Act and outside the United States in offshore transactions to investors in reliance on Regulation S under the Securities Act. Of the total amount of Debentures sold, $559,550,000 were sold under Rule 144A, $6,200,000 were sold in reliance on the exemption from registration provided by Regulation S, and $2,000,000 were sold in reliance on the exemption from registration provided by Regulation D under the Securities Act.

         The Company has agreed pursuant to a Registration  Rights  Agreement to
(i) file a Shelf Registration Statement with respect to the Debentures and the Common Stock issuable upon the conversion thereof within 60 days following the first date of initial issuance of the Debentures, (ii) use its best efforts to cause the Shelf Registration Statement to be declared effective within 150 days after the first date of initial issuance of the Debentures, and (iii) keep the Shelf Registration Statement effective after its effective date for as long as shall be required under Rule 144(k) under the Securities Act or any successor rule or regulation thereto. Upon the failure by the Company to comply with these obligations, interest payable on the Debentures will be increased by 25 basis points per annum for the first 90 days in which a registration default has occurred and is continuing and 50 basis points per annum for any additional days during which a registration default has occurred and is continuing.

         The  net  proceeds  of  the  private   placement  were  used  to  repay
indebtedness under the Company's existing bank credit facilities.

         The Debentures and the Common Stock issuable upon conversion thereof have not been registered under the United States Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The issuance of the Debentures has been structured to allow secondary market trading under Rule 144A under the Securities Act of 1933.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 3, 1998

                                                     HEALTHSOUTH CORPORATION

                                                     By  /s/ WILLIAM W. HORTON
                                                       -------------------------
                                                            William W. Horton
                                                          Senior Vice President
                                                          and Corporate Counsel



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